FINANCIAL INVESTORS TRUST

Emerald Growth Fund

(the “Fund”)

Supplement dated November 18, 2025 to the
Prospectus and Statement of Additional Information (“SAI”),

each dated August 28, 2025, as supplemented

The shareholder meeting previously disclosed to shareholders has been adjourned and will reconvene on January 22, 2026 at the principal executive offices of Financial Investors Trust, located at 1290 Broadway, Suite 1000, Denver, CO 80203, at 10:00 a.m., Mountain Time. At that meeting, shareholders of the Fund as of July 11, 2025 will be asked to consider and vote on an Agreement and Plan of Reorganization with respect to the reorganization of the Fund into a correspondingly named series of a new trust.

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Please retain this supplement with your Prospectus and
Statement of Additional Information.